UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Altria Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61988-P29095 ALTRIA GROUP, INC. 2025 Annual Meeting May 15, 2025 9:00 a.m., Eastern Time Vote by May 14, 2025 11:59 p.m., Eastern Time You invested in ALTRIA GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Vote Virtually at the 2025 Annual Meeting* May 15, 2025 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ALTRIA2025 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 online OR you can receive a free paper or email copy of the materials by requesting prior to May 1, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your 16-digit control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Meeting Information The company will host the 2025 Annual Meeting solely via the Internet. You are entitled to participate in the meeting if you were a shareholder of record as of the close of business on March 25, 2025. To attend and participate in the meeting, please visit www.virtualshareholdermeeting.com/ALTRIA2025 and enter the 16-digit control number identified in the box below. ALTRIA GROUP, INC. 6601 W. BROAD STREET RICHMOND, VA 23230-1723

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61989-P29095 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors 1a. Ian L.T. Clarke For 1b. Marjorie M. Connelly For 1c. R. Matt Davis For 1d. William F. Gifford, Jr. For 1e. Debra J. Kelly-Ennis For 1f. Kathryn B. McQuade For 1g. George Muñoz For 1h. Virginia E. Shanks For 1i. Richard S. Stoddart For 1j. Ellen R. Strahlman For 1k. M. Max Yzaguirre For 2. Ratification of the Selection of Independent Registered Public Accounting Firm For 3. Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers For 4. Approval of the 2025 Performance Incentive Plan For 5. Approval of the 2025 Stock Compensation Plan for Non-Employee Directors For